UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange act of 1934

                          Date of Report: April 5, 2002
                          ----------------------------
               Date of the Earliest Event Reported: March 22, 2002
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                       RIGHT MANAGEMENT CONSULTANTS, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                                ----------------
                 (State or other jurisdiction of incorporation)

         0-15539                                        23-2153729
         (Commission                             (IRS Employer Identification
         file number)                                      Number)

              1818 Market Street, Philadelphia, Pennsylvania 19103
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-1588


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 22, 2002, we concluded our acquisition of all of the shares ("Shares") of Atlas Group Holdings Limited ("Atlas"), the parent company of Coutts Consulting Group Limited ("Coutts"). Coutts is a London based career transition and organizational consulting firm with operations in Europe, Japan and Canada. The purchaser of the Shares was our wholly owned U.K. subsidiary Right Associates Limited ("RAL"). The acquisition was made pursuant to a Share Purchase Agreement entered into on February 28, 2002.

         The consideration paid for the Shares was (pound)41,556,876 (approximately $59,010,764). Of this amount (pound)37,743,680 (approximately $53,596,026) was paid in cash and an aggregate of (pound)3,813,196 (approximately $5,414,738) by the issuance of Loan Notes by RAL to four individual sellers of the Shares. The Loan Notes are payable in seven years and bear interest at the rate of 4% per annum.

         In connection with the acquisition the Company also provided funds to repay all external financial debt of Atlas, which debt totaled (pound)31,421,113 (approximately $44,617,980).

         Coutts' 2001 revenue was approximately (pound)63,000,000 (approximately $92,000,000). The purchase price was based on a multiple of Atlas' 2001 earnings before interest, taxes, depreciation and amortization.

         The sellers of the Shares were seven institutions and five individuals. 3i Group plc and certain of its affiliates owned approximately 81% of the Shares, and held approximately 74% of the debt. No relationship existed between any seller and the Company prior to the acquisition. The five individual sellers are continuing employment by the Company, one of whom, Andrew McRae, will be responsible for the combined European businesses of the Company and Coutts, and another of whom, Stephen Johnson, has been nominated for election to the Board of Directors of the Company at the Company's Annual Meeting of Shareholders to be held on May 2, 2002.

         Also on March 22, 2002, in connection with the Company's acquisition of the Shares, the Company entered into a Credit Agreement with a syndicate of banks including First Union National Bank as Administrative Agent (the "New Credit Agreement"). The New Credit Agreement provides for a maximum of $180,000,000 of total borrowings, consisting of a revolving loan commitment of $90,000,000 (the "Revolving Loan"), and a term loan of $90,000,000 (the "Term Loan"). The Revolving Loan and Term Loan are together referred to herein as the "Loans". The Loans require the Company to meet certain financial and non-financial covenants as defined in the New Credit Agreement.

         Initial proceeds of the Loans of $130,000,000 together with Company cash were used to finance the acquisition and repay the Company's outstanding



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indebtedness under an existing credit agreement which has been terminated.
Thereafter, the Company may borrow, repay and re-borrow funds during the five-year term of the Revolving Loan, subject to the financial covenants of the New Credit Agreement. As of March 25, 2002, approximately $37,000,000 remained available under the Revolving Loan. Future borrowings under the Revolving Loan will be used to finance working capital and other general corporate purposes, including permitted acquisitions. The Term Loan provides for repayment over its five-year term, and provides for mandatory and voluntary prepayments during its term.

         The Loans are secured by a pledge of substantially all of the tangible and intangible assets of the Company, including the pledge of shares of certain principal subsidiaries. Under the New Credit Agreement acquisitions in the future may be subject to certain dollar amount limits. The limits range from an annual limit of $15,000,000 to no limit based on the Leverage Ratio as defined and as set forth in the New Credit Agreement.

         Interest on the Loans is variable and will be determined either by London interbank offered rates (LIBOR) plus a margin ranging from 1.50% to 2.25% based on the relationship of funded debt to the Company's EBITDA, as defined in the New Credit Agreement, or the interest on the Loans will be determined by the greater of prime or the Federal Funds Effective Rate plus one half of 1% plus up to a margin of 0.75% based on the relationship of funded debt to the Company's EBITDA, as defined in the New Credit Agreement. The initial rate on Loans as of March 22, 2002 was 4.15%.

         The foregoing are brief descriptions of the Share Purchase Agreement and New Credit Agreement, copies of which have been filed as exhibits as noted below in Item 7. These descriptions are qualified by the terms of the Share Purchase Agreement and Credit Agreement which are incorporated herein in their entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired:

                  It is impractical to provide the required financial statements for Atlas Group Holdings Limited at the date of this report. The required financial statements will be provided as soon as practicable but not later than sixty days after the date of this Form 8-K.

(b)      Pro forma financial information:

                It is impractical to provide the required pro forma financial statements for the Company at the date of this report. The required pro forma financial statements will be provided as soon as practicable but not later than sixty days after the date of this Form 8-K.


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(c)      Exhibits:

         Exhibit No.                        Description
         -------------              -------------------------------

                  2.1 Purchase Agreement between and among Right Management Consultants, Inc. and its subsidiary Right Associates, Limited and Atlas Group Holdings Limited, dated February 28, 2002. (Incorporated by reference to Exhibit 10.25 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed March 28, 2002).

                  2.2 Credit Agreement between Right Management Consultants, Inc. and its United States wholly owned subsidiaries and UBS Warburg LLC, Fleet National Bank, Suntrust Bank, Bank of America N.A., and First Union National Bank, dated March 22, 2002. (Incorporated by reference to Exhibit 10.26 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed March 28, 2002).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RIGHT MANAGEMENT CONSULTANTS, INC.
                                       (Registrant)

Date:  April 5, 2002                   By:  /S/  CHARLES J. MALLON
                                               -------------------------------
                                               Charles J. Mallon
                                               Executive Vice President and
                                               Chief Financial Officer